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                                                                      Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-90861, No. 333-33834, No. 333-90859 and No.
333-38934) of Be Free, Inc. and subsidiaries of our report dated February 7, 2001 relating to the financial statements, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
March 30, 2001